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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 2, 2003

                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    000-21531                  05-0376157
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

                 Exhibit No.        Description
                 -----------        -----------

                   99.1 Press Release, dated December 2, 2003, announcing the Company's financial results for the fiscal quarter ended October 31, 2003.

Item 12. Results of Operations and Financial Condition

      On December 2, 2003, the Company issued a press release announcing its financial results for the fiscal quarter ended October 31, 2003. A copy of this press release is attached as an exhibit to this Form 8-K.

      The information set forth this Form 8-K, including the exhibit attached hereto, is being furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Rick D. Puckett
                                            -----------------------------------
                                            Rick D. Puckett
                                            Vice President, Treasurer and Chief
                                            Financial Officer

                                        Date: December 2, 2003

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  99.1 Press Release, dated December 2, 2003, announcing the Company's financial results for the fiscal quarter ended October 31, 2003.